EXHIBIT 23.1



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 2001 included in JLM Couture, Inc.'s Form 10-KSB for the year ended October 31, 2000 and to all references to our firm included in this registration statement.


New York, New York
February 13, 2001                            /s/Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP